UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 17, 2017

Proofpoint, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35506	51-041486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

892 Ross Drive, Sunnyvale CA		94089
(Address of principal executive offices)		(Zip Code)

(408) 517-4710

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02      Results of Operations and Financial Condition.

On October 19, 2017, Proofpoint, Inc. (the “Company”) issued a press release announcing financial results for the quarter ended September 30, 2017.

The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto (the “2.02 Information”) are being furnished pursuant to Item 2.02 of Form 8-K and will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor will the 2.02 Information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)

On October 17, 2017, the Board of Directors (the “Board”) of Proofpoint, Inc. (the “Company”) appointed Kristen L. Gil to the Board.  Ms. Gil will serve as a Class III director whose current term will expire at the Company’s 2018 annual meeting of the stockholders.

There is no arrangement or understanding with any person pursuant to which Ms. Gil was appointed as a member of the Board.

Ms. Gil is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with her appointment as a director, Ms. Gil will receive an initial restricted stock unit grant under the Company’s 2012 Equity Incentive Plan for 1,413 shares of the Company’s common stock (the “RSU Grant”). The RSU Grant will vest on June 1, 2018, subject to Ms. Gil’s continued service to the Company through such date.  The RSU Grant will accelerate and vest in full in the event of a change in control of the Company.  Ms. Gil will also receive other standard non-employee director cash and equity compensation pursuant to the Company’s non-employee director compensation policy.

In addition to the compensation that Ms. Gil will receive in connection with her appointment as a member of the Board, the Company intends to enter into a standard form of indemnity agreement with Ms. Gil. The indemnity agreement, among other things, would require the Company to indemnify Ms. Gil for certain expenses, including attorneys’ fees, judgments, penalties, fines and settlement amounts actually and reasonably incurred by her in any action or proceeding arising out of her service as one of the Company’s directors, or any of the Company’s subsidiaries or any other company or enterprise to which she provides services at the Company’s request. A form of the indemnity agreement was previously filed by the Company as Exhibit 10.01 to the Company’s Registration Statement on Form S-1/A (File No. 333-178479), as filed with the Securities and Exchange Commission on April 9, 2012.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Title

99.1	Press release of Proofpoint, Inc. announcing earnings results, dated October 19, 2017.

EXHIBIT INDEX

Exhibit No.	Exhibit Title

99.1	Press release of Proofpoint, Inc. announcing earnings results, dated October 19, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Proofpoint, Inc.

Date: October 19, 2017	By:	/s/ Paul Auvil
Paul Auvil
Chief Financial Officer